UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 8, 2020

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)

(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.05 per share	CULP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2020, Robert G. Culp, IV was elected to the board of directors (the “Board”) of Culp, Inc. (the “Company”).  Mr. Culp was appointed by the current members of the Board to fill a vacancy created by the expansion of the size of the Board from six to seven members in accordance with the Company’s bylaws.  Mr. Culp’s term commenced upon his election on April 8, 2020 and will expire at the next annual meeting of shareholders on September 30, 2020, or when his successor has been elected and qualified.

Since January 1, 2020, Mr. Culp has served as chief executive officer of the Company.  Mr. Culp has been employed by the Company since 1998 and has served in various capacities, including president of the Culp Home Fashions division from 2004 to 2019.  He was elected by the Board as chief operating officer in October 2018 and as president of the Company in March 2019.

There is no arrangement or understanding between Mr. Culp and any other person relating to his election to the Board.  As previously disclosed in the Company’s 2019 proxy statement, the Company leases an industrial facility from an entity owned by Susan Culp, the mother or Robert G. Culp, IV.  The lease was assumed by the Company in connection with its August 2008 acquisition of the knitted mattress fabrics operation of Bodet & Horst USA, LP.  The facility contains 63,522 square feet of floor space and is located in High Point, North Carolina.  Currently, this facility is being leased on a month to month basis at an amount of $13,100 per month.  The lessor is generally responsible for maintenance only of roof and structural portions of the leased facility.  The facility is leased on a “triple net” basis, with the Company responsible for payment of all property taxes, insurance premiums, and maintenance (other than structural maintenance).  The Company believes that the terms of this lease are no less favorable to the tenant than could have been obtained in arm’s length transactions with unaffiliated persons.  The total amount of rent paid by the Company under this related party lease totaled $158,000 in fiscal 2019 and $156,000 in fiscal 2018 and 2017, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.
(Registrant)

By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

By:	/s/ Thomas B. Gallagher, Jr.
Corporate Controller
(principal accounting officer)

Dated:  April 10, 2020

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